Basis of presentation and accounting policies (Policies)	12 Months Ended
Dec. 31, 2017
Disclosure Of Basis Of Preparation And Significant Accounting Policies [Abstract]
Basis of preparation

Basis of preparation

The Group’s consolidated financial statements have been prepared in accordance with International Financial Reporting Standards (IFRS) of the International Accounting Standards Board (IASB) and the Interpretations of the International Financial Reporting Interpretations Committee (IFRIC) applicable to companies reporting under IFRS. The consolidated financial statements comply with IFRS as issued by the International Accounting Standards Board (IASB).

Presentation in the consolidated statement of financial position differentiates between current and non-current assets and liabilities. Assets and liabilities are regarded as current if they mature within one year or within the normal business cycle of the Group, or are held for sale.

The preparation of financial statements in conformity with IFRS requires the use of certain critical accounting estimates. It also requires management to exercise its judgment in the process of applying the Group’s accounting policies. The areas involving a higher degree of judgment or complexity, or areas where assumptions and estimates are significant to the consolidated financial statements are disclosed in Note 2.F.

Several balance sheet consolidated statements of final position and consolidated statement of income items have been combined in the interests of clarity. These items are stated and explained separately in the notes to the consolidated financial statements. The statement of income is structured according to the function of expense method (nature of the expenses is classified in notes).

The consolidated financial statements are presented in thousands of U.S. Dollars unless otherwise stated. All amounts are rounded off to thousands of U.S. Dollars unless otherwise stated.

As such, insignificant rounding differences may occur. A dash (“—”) indicates that no data was reported for a specific line item in the relevant financial year or period or when the pertinent figure, after rounding, amounts to nil.

The fiscal year begins on January 1 and ends on December 31.

New and amended standards adopted by the Group

New and amended standards adopted by the Group

The group has applied the following standards and amendments for the first time for their annual reporting period commencing on 1 January 2017:

IAS 12, “Income tax”

In February 2016, the IASB issued certain amendments to clarify the requirements for recognition of deferred tax assets for tax unrealized losses, effective from January 1, 2017.

IAS 7, “Cash Flow Statement”

In February 2016, the IASB issued an amendment by which requires that an entity disclose information that enables users to understand the changes in liabilities arising from financing activities, effective from January 1, 2017.

The adoption of these amendments had no impact on the amounts recognized in previous years. Most modifications will also not affect current or future periods. The amendments to IAS 7 require the disclosure of changes in liabilities arising from financing activities, see Note 28.

New and amended standards not yet adopted for CAAP

New and amended standards not yet adopted for CAAP

Certain new accounting standards and interpretations have been published that are not mandatory for December 31, 2017 reporting periods and have not been early adopted by the group. The group’s assessment of the impact of these new standards and interpretations is set out below.

IFRS 9, "Financial Instruments"

IFRS 9 - Financial Instruments, and subsequent amendments, issued in July 2014. This standard is effective for fiscal years beginning January 2018 and replaces the previously issued versions and establishes new requirements for hedge accounting and a new model of impairment for financial assets.

The group has reviewed its financial assets and liabilities and is expecting the following impact from the adoption of the new standard on 1 January 2018:

The majority of the group’s financial instruments are currently classified as held to maturity. Those instruments will satisfy the conditions for classification as amortized cost and hence there will be no change to the accounting for these assets.

In respect of other financial assets measured at fair value through profit or loss, there will be no change to the accounting for these assets.

There will be no impact on the group’s accounting for financial liabilities, as the new requirements only affect the accounting for financial liabilities that are designated at fair value through profit or loss and the group does not have any such liabilities. The derecognition rules have been transferred from IAS 39 Financial Instruments: Recognition and Measurement and have not been changed.

As the Group has no hedging instruments, the new hedging requirements will not affect the Group´s financial condition or results of operations.

The new impairment model requires the recognition of impairment provisions based on expected credit losses (ECL) rather than only incurred credit losses as is the case under IAS 39.

It applies to financial assets classified at amortized cost, debt instruments measured at fair value measured through other comprehensive income (“FVOCI”), contract assets under IFRS 15 Revenue from Contracts with Customers, lease receivables, loan commitments and certain financial guarantee contracts.

According to the evaluations made to date, a non-significant increase in the estimate of losses for uncollectable is expected in approximately 2.6% of the total trade receivables. It also introduces broader disclosure requirements and changes in presentation. Therefore, the nature and extent of the disclosures of financial instruments are expected to change, particularly in the year of adoption of the new standard.

The Group will apply the new rules retrospectively as of January 1, 2018, with the practical expedients allowed by the standard.

IFRS 15, “Revenue from contracts with customers”

IFRS 15, ‘Revenue from contracts with customers’ deals with revenue recognition and establishes principles for reporting useful information to users of financial statements about the nature, amount, timing and uncertainty of revenue and cash flows arising from an entity’s contracts with customers.

Revenue is recognized when a customer obtains control of a good or service and thus has the ability to direct the use and obtain the benefits from the good or service. The standard replaces IAS 18 ‘Revenue’ and IAS 11 ‘Construction contracts’ and related interpretations. The standard is effective for annual periods beginning on or after 1 January 2018. The Company´s management has determine that the adoption of this standard will not have a significant impact on the Company´s financial condition or results of operations.

The Group intends to adopt this standard using the modified retrospective approach, meaning that the cumulative impact of the adoption will be recognized in retained earnings as of January 1, 2018 and that comparatives will not be changed.

IFRS 16, “Leases”

In January 2016, the IASB issued IFRS 16, "Leases", which will result in almost all leases being recognized on the balance sheet, as the distinction between operating and finance leases is removed. Under the new standard, an asset (the right to use the leased item) and a financial liability to pay rentals are recognized. IFRS 16 must be applied on annual periods beginning on or after January 1, 2019. The Company's management is currently assessing the potential impact that the application of this standard may have on the Company's financial condition or results of operations.

Other standards and interpretations non-significant for the Company’s financial statements:

-Amendment to IFRS 2 - Classification and Measurement of Share-based Payment Transactions -Annual Improvements to IFRS 2014-2016 cycle.

- IFRIC 22 - Foreign Currency Transactions and Advance Consideration.

- IFRIC 23 - Uncertainty over Income Tax Treatments.

There are no other standards that are not yet effective and that would be expected to have a material impact on the entity in the current or future reporting periods and on foreseeable future transactions.

Group accounting policies
Group accounting policies

(1)	Subsidiaries and transactions with non-controlling interests

Subsidiaries are all entities over which the Group has control. The Group controls an entity when it is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity. Subsidiaries are fully consolidated from the date on which control is exercised by the Company and are no longer consolidated from the date control ceases.

The acquisition method is used to account for the business combinations. The consideration transferred for the acquisition of a subsidiary is the fair value of the assets transferred, the liabilities incurred or assumed at the date of exchange, and the equity interest issued by the group. Acquisition-related costs are expensed as incurred. Identifiable assets acquired, liabilities and contingent liabilities assumed in a business combination are measured initially at their fair values at the acquisition date.

Any non-controlling interest in the acquiree is measured either at fair value or at the non-controlling interest’s proportionate share of the acquiree’s net assets. Accounting treatment is applied on an acquisition by acquisition basis.

The excess of the aggregate of the consideration transferred and the amount of any non-controlling interest in the acquiree over the fair value of the identifiable net assets acquired is recorded as goodwill. If this consideration is lower than the fair value of the net assets of the subsidiary acquired, the difference is recognized directly in the Consolidated Statement of Income.

Transactions with non-controlling interests that do not result in a loss of control are accounted as equity transactions with owners of the Company. For purchases from non-controlling interests, the difference between any consideration paid and the relevant share acquired of the carrying value of net assets of the subsidiary is recorded in equity. Gains or losses on disposals to non-controlling interests are also recorded in equity.

Material inter-company transactions, balances and unrealized gains and losses have been eliminated in consolidation. However, financial gains and losses from intercompany transactions may arise when the subsidiaries have different functional currencies. These financial gains and losses are included in the Consolidated Statement of Income under Financial income and Financial loss.

(2)	Associates

Associates are all entities over which the Group has significant influence but not control, generally accompanying a shareholding of between 20% and 50% of the voting rights. Investments in associates are accounted for by the equity method of accounting and are initially recognized at cost, and the carrying amount is increased or decreased to recognize the investor`s share of profit or loss of the investee after the date of acquisition. The Company’s investment in associates includes goodwill identified on acquisition, net of any accumulated impairment loss.

Unrealized gains or losses arising from transactions between the Group and its associates are eliminated to the extent of CAAP’s interest in the associates. Unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred. Accounting policies of associates have been adjusted where necessary to ensure consistency with the policies adopted by the Group. The Company’s pro-rata share of earnings in associates is recorded in the Consolidated Statement of Income under Share of loss in associates and Share of other comprehensive income from associates. The Company’s pro-rata share of changes in other reserves is recognized in the Consolidated Statement of Changes in Equity under Other Reserves.

(3)	List of Subsidiaries

Detailed below are the subsidiaries of the Company which have been consolidated in the Consolidated Financial Statements. The percentage of ownership refers to the direct and indirect ownership of Corporación América Airports S.A in their subsidiaries at each period-end.

Holdings companies

	Country of			Percentage of ownership at December 31,
Company	incorporation	Local currency	Main activity	2017	2016	2015
Abafor S.A. (*)	Uruguay	Uruguayan pesos	Holding company	100.00%	100.00%	100.00%
ACI AIA S.à r.l(*)(**)	Luxembourg	Euros	Holding company	-	100.00%	100.00%
ACI Airport Sudamérica S.A.U.	Spain	Euros	Holding company	100.00%	100.00%	100.00%
ACI Airports Italia S.A. (*)	Spain	Euros	Holding company	100.00%	100.00%	100.00%
America International Airports LLC (AIA) (*)	USA	U.S. dollars	Holding company	100.00%	100.00%	100.00%
Cargo & Logistics S.A. (*)	Argentina	Argentine pesos	Holding company	98.63%	98.63%	98.63%
CASA Aeroportuaria S.A. (*)	Argentina	Argentine pesos	Holding company	99.98%	99.98%	99.98%
Cedicor S.A (*)	Uruguay	Uruguayan pesos	Holding company	100.00%	100.00%	100.00%
Cerealsur S.A.	Uruguay	Uruguayan pesos	Holding company	100.00%	100.00%	100.00%
Corporación Aeroportuaria S.A. (*)	Argentina	Argentine pesos	Holding company	100.00%	100.00%	100.00%
Corporación América Italia S.A.	Italy	Euros	Holding company	100.00%	100.00%	100.00%
Corporación América S.A. (*)	Argentina	Argentine pesos	Holding company	95.37%	95.37%	95.37%
Corporación América Sudamericana S.A.	Panamá	U.S. dollars	Holding company	94.68%	94.68%	94.68%
DICASA Spain S.A. (*)	Spain	Euros	Holding company	100.00%	100.00%	100.00%
GOFI Investments S.L (*)	Spain	Euros	Holding company	100.00%	100.00%	100.00%
Inframérica Participaçoes S.A. (*)	Brazil	Brazilian real	Holding company	99.96%	99.96%	99.96%
Yokelet S.L. (*)	Spain	Euros	Holding company	100.00%	100.00%	90.00%

(*)These companies do not have relevant net assets other than the share of ownership in the operating companies included in the table below.

(**) This company was dissolved on June 30, 2017.

Operating companies

	Country of			Percentage of ownership at December 31,
Company	incorporation	Local currency	Main activity	2017	2016	2015
Aerocombustibles Argentinos S.A.	Argentina	Argentine pesos	Fueling company	92.98%	92.98%	92.98%
Aeropuerto de Bahía Blanca S.A.	Argentina	Argentine pesos	Airports Operation	81.06%	81.06%	81.06%
Aeropuertos Argentina 2000 S.A.(“AA2000”) (***)	Argentina	Argentine pesos	Airports Operation	81.29%	81.29%	81.29%
Aeropuertos del Neuquén S.A.	Argentina	Argentine pesos	Airports Operation	74.10%	74.10%	74.10%
Arrnenia International Airports CJSC	Armenia	Dram	Airports Operation	100.00%	100.00%	100.00%
CAI S.A.	Uruguay	Uruguayan pesos	Airports Operation	100.00%	100.00%	100.00%
Enarsa Aeropuertos S.A.	Argentina	Argentine pesos	Fuel plants	76.29%	76.29%	76.29%
Inframerica Concessionária do Aeroporto de Brasilia S.A. (“ICAB”)	Brazil	Brazilian real	Airports Operation	50.98%	50.98%	50.98%
Inframerica Concessionária do Aeroporto de São Gonçalo do Amarante S.A. (“ICASGA”)	Brazil	Brazilian real	Airports Operation	99.97%	99.96%	99.95%
Paoletti América S.A. (****)	Argentina	Argentine pesos	Service company	40.65%	40.65%	40.65%
Puerta del Sur S.A.	Uruguay	Uruguayan pesos	Airports Operation	100.00%	100.00%	100.00%
Servicios y Tecnología Aeroportuaria S.A.	Argentina	Argentine pesos	Service company	80.73%	80.73%	80.73%
TCU S.A.	Uruguay	Uruguayan pesos	Service company	100.00%	100.00%	100.00%
Terminal Aeroportuaria Guayaquil S.A. (“TAGSA”) (*****)	Ecuador	U.S. dollars	Airports Operation	49.99%	49.99%	49.99%
Texelrío S.A.	Argentina	Argentine pesos	Service company	56.91%	56.91%	56.91%
Toscana Aeroporti S.p.A.	Italy	Euros	Airports Operation	51.13%	51.13%	51.13%
Villalonga Furlong S.A.	Argentina	Argentine pesos	Service company	78.91%	78.91%	78.91%

(***) Includes a 9.35% direct interest of Cedicor S.A. in AA2000, acquired by Cedicor S.A. in 2011. This participation is subject to the authorization by the ORSNA pursuant to section 7.2 of the Argentine Concession Agreement. As of the date of issuance of these Consolidated Financial Statements, the ORSNA has not issued any resolution approving or rejecting the aforementioned transaction. While this approval is pending, all economic and political rights pertaining to the shares, including all distributed dividends, have been assigned to Cedicor S.A.

(****) The group has control over this company based on having majority representation in the board, power to direct the process of setting of financial and operating policies and execute the operational management of such Company.

(*****) The group has control over this company based on having power to direct the process of setting of financial and operating policies and execute the operational management of such Company.

Summarized financial information in respect of each of the Group´s subsidiaries that has most significant non-controlling interests is set below. The summarized financial information below represents amounts before intragroup elimination.

	Toscana Aeroporti S.p.a.
	December 31, 2017	December 31, 2016	December 31, 2015
Non-current assets	236,893	199,316	203,251
Current assets	62,144	51,453	60,788
Total assets	299,037	250,769	264,039
Non-current liabilities	73,762	68,646	76,629
Current liabilities	89,057	63,806	67,080
Total liabilities	162,819	132,452	143,709
Equity	136,218	118,317	120,330
Revenue	154,526	141,347	152,663
Gross profit	50,269	45,057	41,438
Operating income	19,469	17,854	14,212
Financial Results	(1,630)	(1,240)	(1,894)
Share of income in associates	39	-	1,842
Income tax expense	(5,893)	(5,624)	(4,654)
Net income	11,985	10,990	9,506
Other comprehensive (income) / loss for the year	16,469	(4,643)	(10,761)
Total comprehensive income/(loss) for the year	28,454	6,347	(1,255)
Dividends paid	(10,584)	(4,268)	(3,831)

Increase/(decrease) in cash
Provided by operating activities	13,345	16,514	23,210
Used in investing activities	(19,315)	(10,170)	(7,319)
Used in financing activities	(9,981)	(10,979)	(9,634)

	Terminal Aeroportuaria de Guayaquil S.A.
	December 31, 2017	December 31, 2016	December 31, 2015
Non-current assets	51,941	55,188	62,134
Current assets	42,760	45,053	40,520
Total assets	94,701	100,241	102,654
Non-current liabilities	6,571	11,566	8,114
Current liabilities	42,929	44,307	56,633
Total liabilities	49,500	55,873	64,747
Equity	45,201	44,368	37,907
Revenue	85,310	85,301	79,045
Gross profit	35,063	36,220	32,287
Operating income	19,087	20,626	15,806
Financial Results	(479)	(1,395)	(2,377)
Share of income in associates	-	-	-
Income tax expense	(1,653)	(1,768)	(1,466)
Net income	16,955	17,463	11,963
Other comprehensive income for the year	-	-	-
Total comprehensive income for the year	16,955	17,463	11,963
Dividends paid	(17,371)	(16,157)	(7,315)

Increase/(decrease) in cash
Provided by operating activities	24,743	26,951	20,336
Provided by/ (used in) investing activities	(24,585)	8,995	(5,303)
Used in financing activities	(23,066)	(23,397)	(20,563)

	Inframerica Conssesionária do Aeroporto de Brasília S.A.
	December 31, 2017	December 31, 2016	December 31, 2015
Non-current assets	1,267,647	1,373,179	1,114,659
Current assets	48,747	126,418	54,346
Total assets	1,316,394	1,499,597	1,169,005
Non-current liabilities	1,060,174	1,206,457	954,791
Current liabilities	250,671	211,667	94,464
Total liabilities	1,310,845	1,418,124	1,049,255
Equity	5,549	81,473	119,750
Revenue	111,259	99,889	N/A
Gross profit	14,538	19,511	N/A
Operating income	(161)	7,143	N/A
Financial Results	(116,222)	(128,403)	N/A
Share of income in associates	-	-	N/A
Income tax expense	38,798	40,425	N/A
Net loss	(77,585)	(80,835)	N/A
Other comprehensive income for the year	1,764	24,372	N/A
Total comprehensive loss for the year	(75,821)	(56,463)	N/A
Dividends paid	-	-	N/A

Increase/(decrease) in cash
Used in operating activities	(76,445)	(10,674)	N/A
Used in investing activities	(10,065)	(16,172)	N/A
Provided by financing activities	87,216	10,489	N/A

	Aeropuertos Argentina 2000 S.A.
	December 31,	December 31,	December 31,
	2017	2016	2015
Non-current assets	707,952	544,697	487,122
Current assets	199,222	146,034	94,881
Total assets	907,174	690,731	582,003
Non-current liabilities	411,561	159,411	212,192
Current liabilities	150,225	220,822	145,767
Total liabilities	561,786	380,233	357,959
Equity	345,388	310,498	224,044
Revenue	994,782	837,380	780,870
Gross profit	360,822	339,344	283,732
Operating income	282,422	270,672	211,424
Financial Results	(52,788)	(53,036)	(135,847)
Share of income in associates	-	-	-
Income tax expense	(67,620)	(81,501)	(26,152)
Net income	162,014	136,135	49,425
Other comprehensive loss for the year	(50,945)	(49,680)	(113,471)
Total comprehensive income (loss) for the year	111,069	86,455	(64,046)
Dividends paid	(76,178)	-	-

Increase/(decrease) in cash
(Used in) /provided by operating activities	(53,509)	114,704	47,192
Used in investing activities	(185)	(1,028)	(652)
Provided by /(used in) financing activities	129,370	(79,748)	(63,915)

Foreign currency translation
Foreign currency translation

(1)	Functional and presentation currency

Items included in the financial statements of each of the Group's entities are measured using the currency of the primary economic environment in which the entity operates ('the functional currency').

The consolidated financial statements are presented in U.S. dollars, which is the Group´s functional and presentation currency.

(2)	Transactions in currencies other than the functional currency

Transactions in currencies other than the functional currency are translated into the functional currency using the exchange rates prevailing at the dates of the transactions or valuations where items are re-measured.

At the end of each reporting period: (i) monetary items denominated in currencies other than the functional currency are translated using the closing rates; (ii) non-monetary items that are measured in terms of historical cost in a currency other than the functional currency are translated using the exchange rates prevailing at the date of the transactions; and (iii) non-monetary items that are measured at fair value in a currency other than the functional currency are translated using the exchange rates prevailing at the date when the fair value was determined.

Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates of monetary assets and liabilities denominated in currencies other than the functional currency are recorded as gains and losses from foreign exchange and included, if applicable, in “Financial income / Financial loss” in the Consolidated Statement of Income. Translation differences on non-monetary financial assets and liabilities such as equities held at fair value through profit or loss are recognized in profit or loss as part of the “fair value gain or loss,” while translation differences on non-monetary financial assets such as equities classified as available for sale are included in the “available for sale reserve” in equity. CAAP had no such assets or liabilities for any of the periods presented.

(3)	Translation of financial information in currencies other than the functional currency

Income and expenses of the subsidiaries whose functional currencies are not the U.S. dollar are translated into U.S. dollars at the monthly average exchange rates. Assets and liabilities for each balance sheet presented are translated at the balance sheet date exchange rates. Translation differences are recognized in other comprehensive income as “Currency Translation Adjustments”. As of December 31, 2017, 2016 and 2015, the Company recognized a translation loss of USD 25.6 million, USD 44.3 million and USD 170.9 million, respectively, arising from the translation of the investments in Argentina, Brazil, Italia and Armenia. In the case of a sale or other disposal of any of such subsidiaries, any cumulative translation difference would be recognized in income as a gain or loss from the sale of such subsidiary.

Intangible assets
Intangible assets

(1)	Concession Assets

The Group, through some of its subsidiaries has been awarded the concession for the administration and operation of the following airports:

-	Puerta del Sur S.A. and C.A.I.S.A., of major airports in Uruguay (Montevideo and Punta del Este).
-	Toscana Aeroporti S.p.A. (“TA”) a merger of Aeroporto di Firenze S.p.A. (“ADF”) and Società Aeroporto Toscano Galileo Galilei S.p.A. (“SAT”) of Florence and Pisa airports, respectively.
-	Inframérica Concessionária do Aeroporto de Brasilia S.A. and Inframérica Concessionária do Aeroporto de São Gonçalo do Amarante S.A. of Brasilia and São Gonçalo do Amarante airports, respectively.
-	Terminal Aeroportuaria de Guayaquil S.A. (TAGSA) of Guayaquil airport, “José Joaquin de Olmedo”.
-	Aeropuertos Argentina 2000 S.A. 34 airports in Argentina.
-	“Armenia” International Airports CJSC of the “Zvartnots” International Airport of Yerevan, Republic of Armenia.

The concession agreements are accounted for in accordance with the principles included in IFRIC 12 “Service Concession Arrangements”. The Company recognized an intangible asset for:

a)	Fixed fees payables as the result of the acquisition of the right (license) to charge users for the service of airport concession (see Note 22),
b)	Right to obtain benefits for services provided using the assets built under the construction services performed under the concession contracts.

Acquisitions correspond, according to the terms of the Concession contract, to the improvements over existing infrastructure to increase the useful life or its capacity, or the construction of new infrastructure.

General and specific borrowing costs, attributable to the acquisition, construction or production of assets that necessarily take a substantial period to get ready for their intended use or sale are added to the cost of such assets until the assets are substantially ready to be used or sold.

The intangible asset for infrastructure under each concession agreement is amortized over the contract term in accordance with an appropriate method reflecting the rate of consumption of the concession asset’s economic benefits as from the date the infrastructure is brought into service.

Accounting of the fixed concession fee under the Brazilian concession agreements are described in Note 22 A.

As part of the obligations arising from the concession agreements, the Group provides construction or upgrade services. IFRIC 12 “Service Concession Arrangements” requires to recognize revenues and costs from the construction or upgrade services provided. The fair value of the construction or upgrade service is equal to the construction or upgrade costs plus a reasonable margin, which the Group has estimated at an average of 3% to 5%.

(1)	Concession Assets (Cont.)

The concession fee paid to the grantor derived from the concession agreements are recognized depending on the terms defined in the concession agreement:

a)	Fixed concession fee is recognized at the beginning of the concession as it is reliably measurable, as a counterpart an intangible asset is recognized, this type of fee is independent form the revenue.
b)	Variable fees payables that are define as a percentage over certain revenue streams, recognized monthly by monthly in the income statement.

Each operating company is responsible for obtaining the necessary guarantees for the commitments assumed in each concession. They are mostly covered by insurance that it is paid in advance and it is recorded in Other receivables, and is accrued over the life of the coverage.

Main commitments under each concession agreement are included in Note 25 b.

(2)	Goodwill

Goodwill represents the excess of the acquisition cost over the fair value of the Group’s share of net identifiable assets, liabilities and contingent liabilities acquired as part of business combinations determined by management. Goodwill impairment reviews are performed annually or more frequently if events or changes in circumstances indicate a potential impairment. An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of an asset’s fair value less costs of disposal and value in use. Impairment losses on goodwill are not reversed. Goodwill, net of impairment losses, if any, is included on the Consolidated Statement of Financial Position under Intangible assets, net.

For the purpose of impairment testing, goodwill acquired in a business combination is allocated to each cash-generating units (CGUs) of a subsidiary or group of subsidiaries that are expected to benefit from such business combination.

Property, plant and equipment
Property, plant and equipment

Property, plant and equipment are recognized at historical acquisition or construction cost less accumulated depreciation and impairment losses; historical cost includes expenses directly attributable to the acquisition of the items.

Major overhaul and rebuilding expenditures are capitalized as property, plant and equipment only when it is probable that future economic benefits associated with the item will flow to the group and the investment enhances the condition of assets beyond its original condition.

Depreciation is calculated using the straight-line method to allocate the cost of each asset to its residual value over the estimated useful life, as follows:

Buildings and improvements	25-30 years
Plant and production equipment	3-10 years
Vehicles, furniture and fixtures, and other equipment	4-10 years

The residual values and useful lives of significant property, plant and equipment are reviewed and adjusted, if appropriate, at each year-end date.

Gain and losses on disposals are determined by comparing the proceeds with the carrying amount and are included in “Other operating (expense) / income” in the Consolidated Statement of Income.

(1)	Oil and gas exploration activities from discontinued operations

The Company applies IFRS 6 "Exploration for and Evaluation of Mineral Resources" to account for its oil and gas exploration and evaluation activities.

As a result, in accordance with IFRS 6, the Company capitalizes oil and gas exploration and evaluation expenses, such as topographical, geological, geochemical and geophysical studies; exploratory drilling; evaluation of oil and gas reserves, and mining property associated with unproven reserves, such as assets for exploration and evaluation as a special category (Exploration and evaluation assets) within Property, plant and equipment. The costs prior to obtaining an exploration permit are charged to income/loss as incurred.

This means that exploration costs are temporarily capitalized until the results of the exploration efforts are evaluated so as to determine if there are sufficient hydrocarbon reserves to commercially exploit them.

If exploration and evaluation activities do not conclude that there are sufficient hydrocarbon reserves, the amounts capitalized are charged to income/loss at the time this conclusion is reached. Exploration and evaluation assets in relation to which reserves were identified are tested for impairment, prior to reclassification of the line "Production facilities and wells".

Exploration and evaluation assets are not subject to depreciation or amortization.

(2)	Oil and gas development activities from discontinued operations

Development costs are costs incurred to develop and produce proven reserves and provide facilities for extraction, collection and storage of oil and gas. This item includes payments of exploitation concession rights, which are recorded under "Mining Property" line.

Development costs incurred to drill development wells (successful and dry) and to construct facilities or install equipment for production purposes are capitalized and classified as "Works in progress" until their completion. Once productive, these wells are reclassified to "Production facilities and wells" and depreciation begins; oil and gas production costs are charged to income/loss.

Subsequent expenses are incorporated as a cost component of these assets only if they are an improvement and/or extend the useful life and/or increase the production capacity of assets and/or it is probable that the asset generates an increase in net cash flows.

The costs of maintenance and repair that only restore production to its original level are charged to income/loss in the fiscal year they are incurred.

The costs of asset retirement obligation and well plugging obligations are capitalized at discounted value, together with the assets that gave rise (within the "Production facilities and wells" line) to them and are depreciated using the units of production method. As counterpart, a liability is recognized for this item at the estimated value of the discounted sums payable. These values are adjusted when necessary based on changes in current costs, the date on which wells will be retired and/or any other information available.

Critical accounting estimates and judgments
Critical accounting estimates and judgments

Critical accounting estimates are those that require management to make significant judgments and estimates about matters that are inherently uncertain. Management bases its estimates on historical experience and other assumptions that it believes are reasonable. Actual results could differ from estimates used in employing the critical accounting policies and these could have a material impact on the Group’s results of operations.

The Group’s critical accounting estimates are discussed below.

(a)	Business combinations – purchase price allocation

Accounting for business combinations requires the allocation of the Group's purchase price to the various assets and liabilities of the acquired business at their respective fair values. The Group uses all available information to make these fair value determinations. In some instances, assumptions with respect to the timing and amount of future revenues and expenses associated with an asset might have to be used in determining its fair value. Actual timing and amount of net cash flows from revenues and expenses related to that asset over time may differ from those initial estimates, and if the timing is delayed significantly or if the net cash flows decline significantly, the asset could become impaired.

(b)	Impairment testing

At the date of each statement of financial position, the Group reviews the carrying amounts of its property, plant and equipment, investment in associates and finite lived intangible assets to determine whether there is any indication that those assets have suffered an impairment loss. If any such indication exists, the recoverable amount of the asset is estimated in order to determine the extent, if any, of the impairment loss. Assets that have an indefinite useful life or assets not ready to use are not subject to amortization and are tested annually for impairment.

An impairment loss, if applicable, is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of an asset’s fair value less costs of disposal and value in use. For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are largely independent cash inflows (cash-generating units or CGUs). Prior impairments of nonfinancial assets (other than goodwill) are reviewed for possible reversal at each reporting date.

A previously recognized impairment loss is reversed if, in a subsequent period, the amount of the impairment loss decreases and the decrease can be related objectively to an event occurring after the impairment was recognized, the reversal of the previously recognized impairment loss is recognized in the Consolidated Statement of Income.

(c)	Income taxes

The Group is subject to income taxes in numerous jurisdictions. Significant judgment is required in determining the worldwide provision for income taxes. There are many transactions and calculations for which the ultimate tax determination is uncertain. The Group recognizes liabilities for anticipated tax audit issues based on estimates of whether additional taxes will be due. Where the final tax outcome of these matters is different from the amounts that were initially recorded, such differences will impact the current and deferred income tax assets and liabilities in the period in which such determination is made.

Deferred tax is recognized, using the liability method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the consolidated financial statements. However, deferred tax liabilities are not recognized if they arise from the initial recognition of goodwill. Deferred income tax is determined using tax rates (and laws) that have been enacted or substantially enacted by the balance sheet date and are expected to apply when the related deferred income tax asset is realized or the deferred income tax liability is settled.

Deferred tax assets are reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable income will be available to allow all or part of the asset to be settled. Deferred tax assets and liabilities are not discounted. In assessing the recoverability of deferred tax assets, management considers whether it is probable that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

(d)	Application of IFRIC 12

The Group has carried out a comprehensive implementation of the standards applicable to the accounting treatment of their concession and has determined that, among others, IFRIC 12 is applicable. The Group treats their investments related to improvements and upgrades to be performed in connection with the concession obligation under the intangible asset model established by IFRIC 12, as all investments required by the concession obligation, regardless of their nature, directly increase the maximum tariff per traffic unit. Accordingly, all amounts invested under the concession obligation have a direct correlation to the amount of fees the Group will be able to charge each passenger or cargo service provider, and thus, a direct correlation to the amount of revenues the Group will be able to generate. As a result, the Group defines all expenditures associated with investments required by the concession obligation as revenue generating activities given that they ultimately provide future benefits, whereby subsequent improvements and upgrades made to the concession are recognized as intangible assets based on the principles of IFRIC 12. Additionally, compliance with the committed investments per the Master Development Programs is mandatory, as well as the fulfillment of the maximum tariff and therefore, in case of a failure to meet any one of these obligations, the Group could be subject to sanctions and the concessions could be revoked.

Inventories
Inventories

Inventories are stated at the lower of cost and net realizable value.

Net realizable value is the estimated price in the ordinary course of business, less the estimated costs of completion and selling expenses. The cost of inventories is based on the weighted averaged principle and includes expenditure incurred in acquiring the inventories and bringing them to their existing location and condition.

If applicable, the Group establishes an allowance for obsolete or slow-moving inventory related to finished goods. For slow moving or obsolete finished products, an allowance is established based on management’s analysis of product aging.

Trade and other receivables
Trade and other receivables

Trade and other receivables are initially recognized at fair value, generally the original invoice amount and are subsequently measured at amortized cost. The Group analyzes its trade receivables on a regular basis and, when aware of a specific counterparty’s difficulty or inability to meet its obligations, impairs any amounts due with a provision for bad debts. Additionally, this provision is periodically assessed based on the aging of receivables.

Cash and cash equivalents
Cash and cash equivalents

Cash and cash equivalents are comprised of cash in banks, mutual funds and short-term investments with an original maturity of three months or less at the date of purchase which are readily convertible to known amounts of cash.

In the Consolidated Statement of Financial Position, bank overdrafts are included in Borrowings in current liabilities. For the purposes of the Consolidated Statement of Cash Flows, cash and cash equivalents includes bank overdrafts.

Equity
Equity

(1)	Equity components

The Consolidated Statement of Changes in Equity includes:

-	The share capital, legal reserve and free distributable reserves calculated in accordance with Luxembourg Law;
-	The currency translation adjustment, other reserves, retained earnings and non-controlling interest.

(2)	Share capital

Share capital is stated at nominal value. The Company had an authorized share capital of 20,000 shares having a nominal value of USD 1 per share as of December 31, 2016 and 2015. According to Note 1 and as a consequence of the Conversion of the Company the share capital as of December 31, 2017 has a nominal value of USD 1,500 million (USD 1 per share). All issued shares are fully paid.

Pursuant to Luxembourg regulations, contributions in kind made by shareholders must be at fair value and must be considered as Free Distributable Reserve.

(3)	Dividends distribution by the Company to shareholders

Dividends distributions are recorded in the Company’s financial statements when Company’s shareholders have the right to receive the payment, or when interim dividends are approved by the Board of Managers in accordance with the by-laws of the Company. Dividends may be paid by the Company to the extent that it has distributable retained earnings, calculated in accordance with Luxembourg law (see Note 25 c.).

(4)	Other reserves

As mentioned in Note 1, the reorganization was accounted for as a reorganization of entities under common control, using the predecessor cost method. The net effect was recorded in Net Equity under Other Reserves. Moreover, in 2016, and considering that the shares of America International Airports (“AIA”) were contributed to the Free Distributable Reserves of the Company at the fair value a significant negative amount was included in Other Reserves to reflect the reduction to the predecessor´s cost of the shares.

(5)	Non-controlling interest

The group treats transactions with non-controlling interests that do not result in a loss of control as transactions with equity owners of the group. A change in ownership interest results in an adjustment between the carrying amounts of the controlling and non-controlling interests to reflect their relative interests in the subsidiary. Any difference between the amount of the adjustment to non-controlling interests and any consideration paid or received is recognized in a separate reserve within equity attributable to owners of Corporación América Airports S.A.

Borrowings
Borrowings
Borrowings are recognized initially at fair value, net of transaction costs incurred. Subsequently borrowings are measured at amortized cost.
Current and Deferred income tax
Current and Deferred income tax

The tax expense for the year comprises current and deferred tax. Tax is recognized in the Consolidated Statement of Income, except for tax items recognized in the Consolidated Statement of Comprehensive Income.

The current income tax charge is calculated on the basis of the tax laws enacted or substantively enacted at the reporting date in the countries where the Group entities operate and generate taxable income. Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions when appropriate.

Deferred income taxes recognized applying the liability method on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements. The principal temporary differences arise from fair value adjustments of assets acquired in business combinations, and the effect of valuation on fixed assets, inventories and provisions. Deferred tax assets are also recognized for net operating loss carry-forwards. Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the time period when the asset is realized or the liability is settled, based on tax laws that have been enacted or substantively enacted at the reporting date.

Deferred tax assets are recognized to the extent it is probable that future taxable income will be available against which the temporary differences can be utilized. At the end of each reporting period, CAAP reassesses unrecognized deferred tax assets. The group recognizes a previously unrecognized deferred tax asset to the extent that it has become probable that future taxable income will allow the deferred tax asset to be recovered.

Employee benefits
Employee benefits

Compensation to employees in the event of dismissal is charged to income in the year in which it becomes payable.

Some entities of the Group have long term employee benefits that are unfunded defined benefit plan in accordance with IAS 19 - “Employee Benefits”.

The company calculates annually the provision for employee retirement cost based on actuarial calculations performed by independent professionals using the Projected Unit Credit Costs method. The present value of the defined benefit obligations at each year-end is calculated discounting estimated future cash outflows at an annual rate equivalent to the average rate of high quality corporate bonds, which are denominated in the same currency in which the benefits will be paid, and whose terms approximate the terms of the pension obligations.

Service cost and interest cost are recognized in the income statement, with actuarial gains and losses arising from changes in actuarial assumptions are recognized in the Consolidated Statement of Comprehensive Income.

Actuarial assumptions include variables such as, in addition to the discount rate, death rate, age, sex, years of service, current and future level of salaries, turnover rates, among others.

Provisions
Provisions

Provisions for legal claims and other charges are recognized when: the Group has a present legal or constructive obligation as a result of past events; it is probable that an outflow of resources will be required to settle the obligation; and the amount has been reliably estimated.

Where there are a number of similar obligations, the likelihood that an outflow will be required in settlement is determined by considering the class of obligations as a whole. A provision is recognized even if the likelihood of an outflow with respect to any one item included in the same class of obligations may be small.

Provisions are measured at the present value of the expenditures expected to be required to settle the obligation using a pre-tax rate that reflects current market assessments of the time value of money and the risks specific to the obligation. The increase in the provision due to passage of time is recognized as interest expense.

The concession agreements in the different jurisdictions include certain commitments to be complied by each company. These commitments can be grouped in two categories:

• Works that can be classified as standard maintenance of the infrastructure, which are expensed as incurred

• Major scheduled maintenance and refurbishments of the infrastructure in the future.

Since IFRIC 12 does not recognize infrastructure as property, plant and equipment, rather as a right to charge customers for the use of the infrastructure, major refurbishments and renewals to be performed in future years to maintain or restore the infrastructure asset to its level of functionality, operation and safety should be recognized in accordance with IAS 37 - Provisions, Contingent Liabilities and Assets (unless the grantor agrees to reimburse the operator).  Provision is recorded at the best estimate of the amount of the expenditure expected to be incurred to perform the major overhaul or restoration work, discounted using a rate that reflects time value of money and risks involved.

Trade payables
Trade payables
Trade payables are initially recognized at fair value, generally the nominal invoice amount and are subsequently measured at amortized cost.
Concession fee payable
Concession fee payable

Each concession agreement determines different types of concession fees to be paid to the corresponding regulatory authority. Fees could be fixed or variable. Some concession agreements establish both a minimum fixed payment, and an additional variable amount if certain conditions are met (such as a minimum number of passengers, among others).

For those concession agreements that require payment of a fixed amount, the Company recognized the obligation at present value. The increase in the provision due to the passage of time is recognized as interest expense. The variable concession fees paid to the grantor derived from the concession agreements are recognized as cost of the period. The fixed concession fee payable pursuant to the Brazilian concession agreements are capitalized at inception of the agreement as concession assets- intangible asset.

Revenue recognition
Revenue recognition

Revenue from airports operations includes:

-Aeronautical revenues, which are those generally regulated under each airport’s concession agreement. It consists of passengers’ departure fees, landing, parking and other fees paid by the airlines.

- Commercial revenues: those are typically not regulated under the applicable concession agreement. Commercial revenues are leases and/or rent fees from retail (including duty free), food and beverage, services and car rental companies, advertising and car parking, fueling charges and cargo fees, among others.

- Construction service revenues: IFRIC 12 requires to recognize revenues and costs from the construction or upgrade services provided. Construction service revenue equals the construction or upgrade costs plus a reasonable margin.

Revenue is recognized when the amount of revenue may be reliably measured; it is probable that economic benefits associated with the transaction will flow to the Company, and when collection is reasonably assured.

Revenue is shown net of value-added tax and discounts. Intercompany balances with subsidiaries have been eliminated in consolidation.

Cost of services and other expenses
Cost of services and other expenses

Cost of services and expenses are accrued and recognized in the Consolidated Statement of Income.

Construction service cost: IFRIC 12 requires to recognize revenues and costs from the construction or upgrade services provided. Construction service revenue equals the construction or upgrade costs plus a reasonable margin.

Commissions, freight and other selling expenses, including services and fees, office expenses and maintenance, are recorded in Selling, general and administrative expenses in the Consolidated Statement of Income.

Government grant
Government grant

As consideration for having granted the concession of the Group A of the Argentine Airports, AA2000 assigns to the Government 15% of the total revenues of the concession, 2.5% of such revenues are destined to fund the investments commitments of AA2000 corresponding to the investment plan under the concession agreement by means of a trust in which AA2000 is the settlor; Banco de la Nación Argentina, the trustee; and the beneficiaries are AA2000 and constructors of the airports’ works. The funds in the trust are used to settle the accounts payable to suppliers of the infrastructure being built in the Argentine Airport System. As per IAS 20, the benefit received by AA2000 qualifies as a grant related to income on a monthly basis that it is recognized at fair value since there is a reasonable assurance that such benefit will be received.

Financial instruments
Financial instruments

Non derivative financial instruments comprise investments in debt instruments, corporate bonds, time deposits, trade and other receivables, cash and cash equivalents, borrowings, and trade and other payables. The Group’s non derivative financial instruments are classified into the following categories:

▪	Financial assets at amortized cost: comprise trade receivables, other receivables and cash and cash equivalents and are measured at amortized cost using the effective interest method less any impairment.

▪	Financial assets at fair value through profit or loss: comprise corporate bonds and are measured at its fair value. Transaction costs of financial assets carried at fair value through profit or loss are expensed in profit or loss.

▪	Financial liabilities: comprises borrowings, trade payables and other liabilities and are measured at amortized cost using the effective interest method.

The classification depends on the nature and purpose of the financial instrument and is determined at the time of initial recognition.

Financial assets and liabilities are recognized on the trade-date, and derecognized on their realization or settlement date.

Gains and losses from financial assets measured at amortized cost and which are not part of a hedging relationship are recognized through profit or loss when the financial asset is derecognized or impaired by the amortization process using the effective interest rate method.

Gains or losses on a debt investment that is subsequently measured at fair value through profit or loss and is not part of a hedging relationship is recognized in profit or loss and presented net in the profit or loss statement within other gains/(losses) in the period in which it arises. Interest income from these financial assets is included in the finance income.

Segment information
Segment information

Operating segments are reported in a manner consistent with the internal reporting provided to the Chief Operating Decision Maker ("CODM"), which is the Group´s Board. The CODM is responsible for allocating resources and assessing performance of the operating segments. The operating segments are described in Note 4.

For management purposes, the Company analyzes its business based on the geographic perspective, the country where the airports are located. Therefore, the Company identified the following segments: Argentina, Brazil, Uruguay, Ecuador, Italy, Armenia and Perú. Others include all other business activities that are not required to be separately reported. Assets, liabilities and results from holding companies are included as Unallocated.